UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019—December 31, 2019

Item 1: Reports to Shareholders

Annual Report | December 31, 2019 Vanguard Market Neutral Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	5

Performance Summary	7

Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they may reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

January 23, 2020

1

Your Fund’s Performance at a Glance

•    For the 12 months ended December 31, 2019, Vanguard Market Neutral Fund returned –9.48% for Institutional Shares and –9.57% for Investor Shares. It fell short of its mandate of beating the returns of 3-month Treasury bills, which gained 2.25%.

•    The fund’s stock selection model focuses on five themes that rank a universe of stocks. The sentiment indicator helped performance for the period. The quality, valuation, management decisions, and growth models detracted.

•    Stock selection results in 10 of 11 sectors were negative on a relative basis; information technology was the only sector where selection produced positive results. Holdings in consumer discretionary, materials, industrials, and health care were the biggest detractors.

•    In November, the fund lowered the investment minimum for Investor Shares to $50,000 from $250,000.

•     For the decade ended December 31, 2019, the fund produced an average annual return of 1.08% for Investor Shares and 1.17% for Institutional Shares, ahead of its spliced benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	31.43%	15.05%	11.48%
Russell 2000 Index (Small-caps)	25.53	8.59	8.23
Russell 3000 Index (Broad U.S. market)	31.02	14.57	11.24
FTSE All-World ex US Index (International)	21.81	9.96	5.83

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	8.72%	4.03%	3.05%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	7.54	4.72	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.25	1.65	1.04

CPI
Consumer Price Index	2.29%	2.10%	1.82%

2

Advisor’s Report

Stocks in the United States surged in 2019, outperforming their international counterparts. The S&P 500 Index returned 31.49% for the 12 months ended December 31, 2019, while the FTSE Global All-Cap ex US Index returned 21.80%. The primary catalysts for the strong results were accommodative monetary policy by the U.S. Federal Reserve and an easing of geopolitical tensions near the end of the year. Corporate earnings were little changed on a year-over-year basis, but investors nonetheless bid up stock valuations.

The year began with concerns about slowing economic growth, tightening fiscal policy, and geopolitical tensions. The market quickly pivoted, however, producing strong first-quarter results thanks to more supportive rhetoric from the Fed and apparent lessening of U.S.-China trade tensions. The middle of 2019 saw a rise in worries over corporate earnings and geopolitical risks. At the end of the year, equities got a boost from the combination of stabilizing economic data, accommodative central banks, and an agreement on a U.S.-China “phase one” trade deal.

The Federal Reserve ended 2019 reversing course from the previous year. After raising interest rates by 25 basis points (0.25 percentage point) in December 2018 (its fourth such increase that year), the Fed cut them three times in 2019, in August, September, and October. At the end of the year, the target range stood at 1.50%– 1.75%, 75 basis points lower than it was at the end of 2018.

The broad fixed income markets generated positive returns, primarily because of stronger-than-expected growth, tame inflation, and continued central bank support. U.S. Treasury yields fell and the Bloomberg Barclays U.S. Aggregate Bond Index, a measure of the broad market of taxable investment-grade bonds in the U.S., returned 8.72% for the year.

Sovereign yields also declined in most markets after the injection of monetary stimulus by the Fed and the European Central Bank (ECB). Investment-grade bonds issued outside of the U.S. returned 8.06%, according to the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged.

In this environment, Vanguard Market Neutral Fund returned –9.57% for Investor Shares and –9.48% for Institutional Shares. The fund fell short of its mandate of exceeding the return of 3-month U.S. Treasury bills, which posted 2.25% for the 12 months. Please note that the fund’s long-term record still achieves that mandate and that the fund does not try to outperform the equity market.

3

Although it’s important to understand how our overall performance is affected by broader macroeconomic and market factors, our approach to investing focuses on specific stock fundamentals and how companies rank relative to their industry peers.

Our model uses five themes—growth, quality, management decisions, sentiment, and valuation—to evaluate companies and generate a composite expected stock return. We seek to capitalize on investor biases by taking long positions in the stocks that our model ranks high and by shorting those that score the lowest. We aim to keep your fund’s sector exposures neutral, because our research has shown that sector bets do not add value over the long term.

For the most part, our stock selection for the year hurt relative performance; only one of the 11 industry sectors helped results. Our choices in information technology aided relative performance, while those in consumer discretionary, materials, industrials, and health care detracted the most.

Our sentiment signal boosted relative returns. The quality, valuation, management decisions, and growth signals detracted. We continue to believe exposure to all the signals offers a compelling investment opportunity.

Long positions in health care companies Arrowhead Pharmaceuticals and Tenet Healthcare, information technology companies Advanced Micro Devices and Lattice Semiconductor, and communication services firm Match Group added most to performance. Short positions in Nevro Corporation and Mirati Therapeutics and long positions in Mallinckrodt and Acorda Therapeutics, all in the health care sector, and a short position in materials holding Hecla Mining, detracted the most.

Despite this year’s headwinds, we remain committed to our investment philosophy and process of identifying companies with strong, consistent fundamental growth at attractive valuations. We believe these remain the tenets of long-term investment success.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,

Head of Alpha Strategies

Vanguard Quantitative Equity Group

January 22, 2020

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended December 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	6/30/2019	12/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,011.40	$7.71
Institutional Shares	1,000.00	1,012.76	7.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,017.54	$7.73
Institutional Shares	1,000.00	1,017.85	7.43

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.52% for Investor Shares and 1.46% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

6

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2009, Through December 31, 2019

Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended December 31, 2019
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Market Neutral Fund Investor Shares	-9.57%	-1.32%	1.08%	$55,680
Spliced Market Neutral Index	2.25	1.04	0.55	52,815
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	176,256

Spliced Market Neutral Index: Citigroup 3-Month U.S. Treasury Bill Index through March 31, 2016; FTSE 3-Month Treasury Bill Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Market Neutral Fund Institutional Shares	-9.48%	-1.24%	1.17%	$5,618,811
Spliced Market Neutral Index	2.25	1.04	0.55	5,281,520
Dow Jones U.S. Total Stock Market Float Adjusted Index	30.90	11.18	13.43	17,625,579

See Financial Highlights for dividend and capital gains information.

7

Market Neutral Fund

Sector Diversification

As of December 31, 2019

	Long	Short
	Portfolio	Portfolio
Communication Services	3.3%	3.5%
Consumer Discretionary	13.5	13.2
Consumer Staples	3.2	2.9
Energy	3.2	3.0
Financials	15.4	15.8
Health Care	14.3	14.2
Industrials	16.2	16.5
Information Technology	17.4	17.0
Materials	4.2	4.4
Real Estate	6.0	6.3
Utilities	3.3	3.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8

Market Neutral Fund

Financial Statements

Statement of Net Assets

As of December 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks – Long Positions (97.3%)
Communication Services (3.2%)
*,†	Discovery Inc. Series A	123,743	4,051
*	Take-Two Interactive Software Inc.	29,454	3,606
*	Glu Mobile Inc.	438,266	2,652
*,†	MSG Networks Inc.	112,098	1,951
*	Alphabet Inc. Class C	1,048	1,401
*	EverQuote Inc. Class A	36,679	1,260
*,^	Match Group Inc.	15,151	1,244
*,†	Liberty TripAdvisor Holdings Inc. Class A	114,053	838
†	News Corp. Class B	57,166	829
			17,832
Consumer Discretionary (13.1%)
	Whirlpool Corp.	27,751	4,094
	Wingstop Inc.	47,188	4,069
†	Rent-A-Center Inc.	140,503	4,052
†	Newell Brands Inc.	210,791	4,051
†	Gentex Corp.	138,749	4,021
*,†	SeaWorld Entertainment Inc.	124,308	3,942
†	International Game Technology plc	256,953	3,847
*,†	RH	17,916	3,825
*,†	Under Armour Inc. Class C	180,961	3,471
*,†	Qurate Retail Group Inc. QVC Group Class A	403,180	3,399
*,†	frontdoor Inc.	67,943	3,222
*	Booking Holdings Inc.	1,444	2,966
*,†	Skyline Champion Corp.	92,132	2,921
*,†	Everi Holdings Inc.	202,661	2,722
	Starbucks Corp.	27,709	2,436
*,†	Conn’s Inc.	192,909	2,390
*,†	Adient plc	105,167	2,235
	eBay Inc.	48,036	1,734
*,†	Taylor Morrison Home Corp. Class A	78,321	1,712
*,^	YETI Holdings Inc.	48,518	1,687
*,†	1-800-Flowers.com Inc. Class A	102,253	1,483
*,†	Stoneridge Inc.	48,576	1,424
*,†	Boot Barn Holdings Inc.	29,582	1,317
*,†	American Axle & Manufacturing Holdings Inc.	107,249	1,154
*	Gentherm Inc.	17,082	758
	Home Depot Inc.	3,296	720
*	Meritage Homes Corp.	10,744	656
*	Funko Inc. Class A	35,650	612
*	Genesco Inc.	12,711	609
	Signet Jewelers Ltd.	25,794	561
			72,090
Consumer Staples (3.1%)
†	Bunge Ltd.	66,314	3,816
	Coca-Cola Consolidated Inc.	12,945	3,677
*,†	Edgewell Personal Care Co.	65,983	2,043
	Fresh Del Monte Produce Inc.	50,498	1,767
†	Medifast Inc.	14,176	1,553
	Ingles Markets Inc. Class A	27,090	1,287
†	Coty Inc. Class A	74,021	833
*	elf Beauty Inc.	44,434	717
	Kraft Heinz Co.	19,880	639
	John B Sanfilippo & Son Inc.	6,840	624
			16,956
Energy (3.1%)
*	Southwestern Energy Co.	1,746,685	4,227
†	ConocoPhillips	62,803	4,084
*,†	CONSOL Energy Inc.	178,996	2,597
*,^,†	California Resources Corp.	235,473	2,126
†	Delek US Holdings Inc.	38,180	1,280
	Range Resources Corp.	234,356	1,137
	DHT Holdings Inc.	97,392	807
*	Dorian LPG Ltd.	49,816	771
			17,029

9

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Financials (15.0%)
†	Popular Inc.	69,582	4,088
†	MetLife Inc.	80,158	4,086
†	Primerica Inc.	31,243	4,079
†	Regions Financial Corp.	237,630	4,078
†	AXA Equitable Holdings Inc.	164,214	4,069
†	LPL Financial Holdings Inc.	44,082	4,067
	Discover Financial Services	47,927	4,065
*,†	Mr Cooper Group Inc.	324,358	4,058
†	Synchrony Financial	112,534	4,052
†	Walker & Dunlop Inc.	62,230	4,025
†	Navient Corp.	293,413	4,014
*,†	Enova International Inc.	166,092	3,996
†	Universal Insurance Holdings Inc.	131,893	3,692
†	Brightsphere Investment Group Inc.	328,568	3,358
†	OFG Bancorp	134,582	3,177
†	Bank of NT Butterfield & Son Ltd.	84,635	3,133
†	MGIC Investment Corp.	182,806	2,590
*	Athene Holding Ltd. Class A	45,420	2,136
*	Brighthouse Financial Inc.	48,829	1,915
†	Radian Group Inc.	75,104	1,890
	Piper Jaffray Cos.	18,677	1,493
*	Encore Capital Group Inc.	38,996	1,379
†	FNB Corp.	99,187	1,260
	National General Holdings Corp.	55,285	1,222
	PennyMac Financial Services Inc.	31,256	1,064
	Voya Financial Inc.	16,197	988
†	Ally Financial Inc.	32,127	982
	Citigroup Inc.	9,517	760
	Stewart Information Services Corp.	16,714	682
	Virtus Investment Partners Inc.	4,839	589
	Artisan Partners Asset Management Inc. Class A	17,279	558
†	Nelnet Inc. Class A	9,586	558
*,†	NMI Holdings Inc. Class A	15,000	498
			82,601
Health Care (13.9%)
*	PRA Health Sciences Inc.	36,895	4,101
*	IQVIA Holdings Inc.	26,420	4,082
*,†	Tenet Healthcare Corp.	106,912	4,066
*,†	Medpace Holdings Inc.	48,290	4,059
*	Veeva Systems Inc. Class A	28,850	4,058
*,†	Syneos Health Inc.	68,140	4,053
*,†	Esperion Therapeutics Inc.	67,832	4,045
*,†	Integer Holdings Corp.	50,113	4,031
†	AbbVie Inc.	45,490	4,028
*	Novocure Ltd.	46,393	3,910
*,†	Quidel Corp.	51,062	3,831
*	DaVita Inc.	49,801	3,737
†	Bruker Corp.	71,828	3,661
*,†	Ironwood Pharmaceuticals Inc. Class A	262,873	3,499
*,^	Intrexon Corp.	574,758	3,150
*,†	STAAR Surgical Co.	79,060	2,781
*,†	Lantheus Holdings Inc.	102,529	2,103
*,†	Enanta Pharmaceuticals Inc.	32,158	1,987
*,†	BioTelemetry Inc.	42,861	1,984
*	Prestige Consumer Healthcare Inc.	43,593	1,766
	Mesa Laboratories Inc.	5,310	1,324
	McKesson Corp.	6,661	921
*	Amneal Pharmaceuticals Inc.	190,120	916
*	OPKO Health Inc.	581,168	854
*	Endo International plc	155,510	729
	Dentsply Sirona Inc.	10,999	622
*	Vanda Pharmaceuticals Inc.	36,773	603
*,†	Spectrum Pharmaceuticals Inc.	154,996	564
*	NanoString Technologies Inc.	20,162	561
*	Fluidigm Corp.	118,201	411
*	Alkermes plc	11,879	242
			76,679
Industrials (15.8%)
	Oshkosh Corp.	43,083	4,078
†	Triton International Ltd.	101,241	4,070
†	Allison Transmission Holdings Inc.	84,169	4,067
†	WW Grainger Inc.	11,996	4,061
*,†	Builders FirstSource Inc.	159,564	4,055
	Spirit AeroSystems Holdings Inc. Class A	55,548	4,048
*,†	Atkore International Group Inc.	99,649	4,032
*	United Rentals Inc.	24,101	4,019
*,†	WESCO International Inc.	67,640	4,017
†	Kforce Inc.	98,005	3,891
†	Nielsen Holdings plc	188,432	3,825

10

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Armstrong World Industries Inc.	39,660	3,727
*,†	GMS Inc.	128,837	3,489
*,†	BMC Stock Holdings Inc.	119,249	3,421
*,†	Herc Holdings Inc.	69,179	3,386
*	MasTec Inc.	52,171	3,347
*,†	Navistar International Corp.	109,472	3,168
†	Triumph Group Inc.	122,505	3,096
*,†	Foundation Building Materials Inc.	123,280	2,385
†	GrafTech International Ltd.	178,869	2,078
*	American Woodmark Corp.	18,137	1,896
†	Pentair plc	36,423	1,671
	Terex Corp.	54,295	1,617
†	Rush Enterprises Inc. Class A	34,342	1,597
*,†	FTI Consulting Inc.	11,733	1,298
†	Korn Ferry	29,615	1,256
	Landstar System Inc.	10,802	1,230
*,†	TrueBlue Inc.	36,346	874
	Wabash National Corp.	59,162	869
*	JetBlue Airways Corp.	43,251	810
*,†	Echo Global Logistics Inc.	37,342	773
*,†	Aerojet Rocketdyne Holdings Inc.	12,217	558
			86,709
Information Technology (16.9%)
*,†	Cardtronics plc Class A	92,727	4,140
*,†	Dell Technologies Inc.	79,704	4,096
†	Seagate Technology plc	68,705	4,088
†	Booz Allen Hamilton Holding Corp. Class A	57,437	4,085
†	CDW Corp.	28,588	4,083
†	Avnet Inc.	96,080	4,078
*,†	Workiva Inc. Class A	96,612	4,063
†	Jabil Inc.	97,894	4,046
*,†	Synaptics Inc.	61,287	4,031
*,†	Advanced Micro Devices Inc.	87,822	4,028
*,†	Lattice Semiconductor Corp.	210,357	4,026
*,†	Sykes Enterprises Inc.	108,786	4,024
*	Cadence Design Systems Inc.	57,976	4,021
*,†	Diebold Nixdorf Inc.	373,264	3,942
†	HP Inc.	191,413	3,934
*,†	Atlassian Corp. plc Class A	31,365	3,774
*,†	SunPower Corp.	477,203	3,722
*,†	CACI International Inc. Class A	14,276	3,569
*,†	NCR Corp.	79,162	2,783
*,†	Five9 Inc.	41,275	2,707
	Western Digital Corp.	38,066	2,416
*	Square Inc.	31,815	1,990
	ManTech International Corp. Class A	21,606	1,726
	Plantronics Inc.	41,542	1,136
*,†	Amkor Technology Inc.	82,896	1,078
*	Plexus Corp.	13,638	1,049
*	Virtusa Corp.	22,917	1,039
*	TTM Technologies Inc.	63,338	953
*,†	Extreme Networks Inc.	126,758	934
*	Teradata Corp.	32,795	878
	Benchmark Electronics Inc.	20,739	713
	Microsoft Corp.	3,643	574
†	ADTRAN Inc.	56,547	559
*	Insight Enterprises Inc.	7,781	547
			92,832
Materials (4.1%)
*,†	Element Solutions Inc.	351,440	4,105
*,†	Allegheny Technologies Inc.	194,631	4,021
†	CF Industries Holdings Inc.	84,036	4,012
†	Valvoline Inc.	152,442	3,264
†	Trinseo SA	77,212	2,873
†	Greif Inc. Class A	37,355	1,651
*	Axalta Coating Systems Ltd.	44,314	1,347
*	Koppers Holdings Inc.	19,295	737
*	Kraton Corp.	22,821	578
			22,588
Real Estate (5.9%)
†	Sabra Health Care REIT Inc.	192,583	4,110
†	Brixmor Property Group Inc.	188,644	4,077
†	Park Hotels & Resorts Inc.	156,599	4,051
†	GEO Group Inc.	243,433	4,043
†	Hannon Armstrong Sustainable Infrastructure Capital Inc.	124,776	4,015
	Mid-America Apartment Communities Inc.	17,568	2,317
†	CoreCivic Inc.	102,812	1,787
^,†	Tanger Factory Outlet Centers Inc.	121,128	1,784
	Kennedy-Wilson Holdings Inc.	56,584	1,262
†	SITE Centers Corp.	89,831	1,259
†	Spirit Realty Capital Inc.	16,380	806

11

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	American Finance Trust Inc.	53,693	712
	Office Properties Income Trust	21,931	705
	Colony Capital Inc.	146,486	696
^	Washington Prime Group Inc.	171,840	625
			32,249
Utilities (3.2%)
†	Southern Co.	64,063	4,081
†	NRG Energy Inc.	102,463	4,073
†	Vistra Energy Corp.	166,545	3,829
†	Exelon Corp.	68,287	3,113
	Hawaiian Electric Industries Inc.	39,450	1,848
	Clearway Energy Inc.	40,495	808
			17,752
Total Common Stocks—Long Positions (Cost $483,192)			535,317
Common Stocks Sold Short (-97.4%)
Communication Services (-3.4%)
	Sirius XM Holdings Inc.	(572,443)	(4,093)
*	Zillow Group Inc.	(88,927)	(4,085)
	World Wrestling Entertainment Inc. Class A	(57,631)	(3,738)
	Sinclair Broadcast Group Inc. Class A	(102,620)	(3,421)
	Walt Disney Co.	(7,015)	(1,015)
*	Liberty Broadband Corp. Class A	(7,903)	(984)
	Marcus Corp.	(21,486)	(683)
*	Vonage Holdings Corp.	(90,374)	(670)
			(18,689)
Consumer Discretionary (-12.8%)
*	Capri Holdings Ltd.	(108,062)	(4,123)
*	Urban Outfitters Inc.	(147,179)	(4,087)
	Carter’s Inc.	(36,776)	(4,021)
	McDonald’s Corp.	(20,228)	(3,997)
*	Carvana Co. Class A	(42,408)	(3,904)
*	Five Below Inc.	(30,128)	(3,852)
*	Lululemon Athletica Inc.	(15,837)	(3,669)
	Thor Industries Inc.	(48,473)	(3,601)
	BJ’s Restaurants Inc.	(90,627)	(3,440)
	Goodyear Tire & Rubber Co.	(200,893)	(3,125)
	Children’s Place Inc.	(48,501)	(3,032)
*	Grand Canyon Education Inc.	(30,834)	(2,954)
*	Dorman Products Inc.	(38,872)	(2,943)
	Callaway Golf Co.	(137,591)	(2,917)
*	OneSpaWorld Holdings Ltd.	(164,222)	(2,765)
*	Bright Horizons Family Solutions Inc.	(16,899)	(2,540)
	Wyndham Hotels & Resorts Inc.	(30,021)	(1,886)
	Caleres Inc.	(77,297)	(1,836)
	Oxford Industries Inc.	(22,716)	(1,713)
	Leggett & Platt Inc.	(31,482)	(1,600)
*	Shake Shack Inc. Class A	(26,532)	(1,580)
	Gap Inc.	(84,200)	(1,489)
*	Ulta Salon Cosmetics & Fragrance Inc.	(4,790)	(1,212)
	Dollar General Corp.	(7,251)	(1,131)
	TJX Cos. Inc.	(17,649)	(1,078)
	Marriott Vacations Worldwide Corp.	(7,003)	(902)
	Core-Mark Holding Co. Inc.	(23,242)	(632)
*	Houghton Mifflin Harcourt Co.	(92,043)	(575)
			(70,604)
Consumer Staples (-2.8%)
	Energizer Holdings Inc.	(80,126)	(4,024)
	Cal-Maine Foods Inc.	(84,006)	(3,591)
	Archer-Daniels-Midland Co.	(70,452)	(3,266)
*	Freshpet Inc.	(51,258)	(3,029)
	Nu Skin Enterprises Inc. Class A	(18,694)	(766)
*	Grocery Outlet Holding Corp.	(21,578)	(700)
			(15,376)
Energy (-3.0%)
*	Diamond Offshore Drilling Inc.	(569,905)	(4,098)
	RPC Inc.	(640,025)	(3,354)
	Equitrans Midstream Corp.	(144,069)	(1,925)
	Occidental Petroleum Corp.	(36,744)	(1,514)
	Diamondback Energy Inc.	(14,360)	(1,333)
*	Select Energy Services Inc. Class A	(125,924)	(1,169)
	Patterson-UTI Energy Inc.	(97,370)	(1,022)
	US Silica Holdings Inc.	(118,258)	(727)
*	Magnolia Oil & Gas Corp. Class A	(44,398)	(559)
*	Oil States International Inc.	(33,008)	(538)
			(16,239)
Financials (-15.3%)
	Loews Corp.	(78,018)	(4,095)
*	eHealth Inc.	(42,361)	(4,070)

12

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Invesco Ltd.	(226,309)	(4,069)
	First Republic Bank	(34,572)	(4,061)
*	LendingTree Inc.	(13,381)	(4,060)
	CME Group Inc.	(20,099)	(4,034)
	WisdomTree Investments Inc.	(832,432)	(4,029)
	CenterState Bank Corp.	(160,410)	(4,007)
*	LendingClub Corp.	(308,454)	(3,893)
	MarketAxess Holdings Inc.	(9,345)	(3,543)
	South State Corp.	(40,060)	(3,475)
*	Markel Corp.	(3,025)	(3,458)
	New York Community Bancorp Inc.	(285,860)	(3,436)
	State Street Corp.	(42,340)	(3,349)
	Hamilton Lane Inc. Class A	(55,909)	(3,332)
	Pinnacle Financial Partners Inc.	(47,540)	(3,043)
	Moelis & Co. Class A	(95,145)	(3,037)
*	PRA Group Inc.	(82,990)	(3,013)
*	Enstar Group Ltd.	(12,531)	(2,592)
	Banc of California Inc.	(142,375)	(2,446)
	Kearny Financial Corp	(135,055)	(1,868)
	Ares Management Corp. Class A	(49,239)	(1,757)
*	Ambac Financial Group Inc.	(79,306)	(1,711)
	American International Group Inc.	(26,228)	(1,346)
*	SVB Financial Group	(4,228)	(1,061)
	Argo Group International Holdings Ltd.	(15,495)	(1,019)
	Interactive Brokers Group Inc.	(18,950)	(883)
*	Seacoast Banking Corp. of Florida	(27,176)	(831)
*	Axos Financial Inc.	(25,355)	(768)
*	Triumph Bancorp Inc.	(19,935)	(758)
	Capitol Federal Financial Inc.	(50,413)	(692)
	Assured Guaranty Ltd.	(14,052)	(689)
			(84,425)
Health Care (-13.8%)
*	ABIOMED Inc.	(24,120)	(4,115)
*	iRhythm Technologies Inc.	(60,106)	(4,093)
*	Intercept Pharmaceuticals Inc.	(32,935)	(4,081)
*	Boston Scientific Corp.	(90,206)	(4,079)
*	Mirati Therapeutics Inc.	(31,595)	(4,071)
*	Aimmune Therapeutics Inc.	(121,018)	(4,050)
*	Seattle Genetics Inc.	(35,403)	(4,045)
*	Aerie Pharmaceuticals Inc.	(162,838)	(3,936)
*	Sarepta Therapeutics Inc.	(30,434)	(3,927)
*	Glaukos Corp.	(72,035)	(3,924)
*	Inogen Inc.	(57,188)	(3,908)
*	Madrigal Pharmaceuticals Inc.	(42,131)	(3,839)
*	Tricida Inc.	(89,446)	(3,376)
*	Insulet Corp.	(19,193)	(3,286)
*	Bluebird Bio Inc.	(34,486)	(3,026)
*	Vertex Pharmaceuticals Inc.	(12,523)	(2,742)
*	Turning Point Therapeutics Inc.	(38,899)	(2,423)
*	Tabula Rasa HealthCare Inc.	(48,550)	(2,363)
*	Axonics Modulation Technologies Inc.	(83,446)	(2,312)
*	Alnylam Pharmaceuticals Inc.	(13,894)	(1,600)
*	Amicus Therapeutics Inc.	(150,018)	(1,461)
*	ViewRay Inc.	(328,385)	(1,386)
*	Cardiovascular Systems Inc.	(17,760)	(863)
*	AtriCure Inc.	(24,029)	(781)
*	Evolent Health Inc. Class A	(84,725)	(767)
*	Antares Pharma Inc.	(151,132)	(710)
*	Innoviva Inc.	(47,148)	(668)
			(75,832)
Industrials (-16.1%)
*	SiteOne Landscape Supply Inc.	(45,029)	(4,082)
	Wabtec Corp.	(52,290)	(4,068)
	Quanta Services Inc.	(99,616)	(4,055)
*	Univar Solutions Inc.	(167,167)	(4,052)
*	Axon Enterprise Inc.	(55,200)	(4,045)
	Toro Co.	(50,620)	(4,033)
*	Dycom Industries Inc.	(85,525)	(4,032)
*	Stericycle Inc.	(63,185)	(4,032)
	Lindsay Corp.	(41,682)	(4,001)
*	Welbilt Inc.	(255,772)	(3,993)
	Fortive Corp.	(51,523)	(3,936)
	Kadant Inc.	(35,659)	(3,756)
	Alamo Group Inc.	(27,765)	(3,486)
*	Harsco Corp.	(148,192)	(3,410)
	Altra Industrial Motion Corp.	(92,334)	(3,343)
	United Technologies Corp.	(21,069)	(3,155)
	Greenbrier Cos. Inc.	(97,029)	(3,147)
*	WillScot Corp. Class A	(156,078)	(2,886)
*	Upwork Inc.	(205,038)	(2,188)

13

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Insperity Inc.	(25,225)	(2,170)
*	TPI Composites Inc.	(111,516)	(2,064)
	TransDigm Group Inc.	(3,535)	(1,979)
	US Ecology Inc.	(33,227)	(1,924)
	Forward Air Corp.	(26,185)	(1,832)
*	Evoqua Water Technologies Corp.	(96,101)	(1,821)
	Comfort Systems USA Inc.	(28,799)	(1,436)
	Rollins Inc.	(43,147)	(1,431)
*	Colfax Corp.	(31,767)	(1,156)
*	Chart Industries Inc.	(12,951)	(874)
	Franklin Electric Co. Inc.	(10,185)	(584)
*	Air Transport Services Group Inc.	(24,554)	(576)
*	Parsons Corp.	(13,417)	(554)
	FedEx Corp.	(1,700)	(257)
			(88,358)
Information Technology (-16.7%)
*	IPG Photonics Corp.	(28,256)	(4,095)
	AVX Corp.	(199,397)	(4,082)
	Corning Inc.	(140,088)	(4,078)
	Jack Henry & Associates Inc.	(27,914)	(4,066)
	FLIR Systems Inc.	(77,971)	(4,060)
	Cognex Corp.	(72,253)	(4,049)
	Brooks Automation Inc.	(96,216)	(4,037)
*	Q2 Holdings Inc.	(49,536)	(4,016)
*	2U Inc.	(166,826)	(4,002)
*	First Solar Inc.	(70,494)	(3,945)
*	Trimble Inc.	(91,300)	(3,806)
	Cabot Microelectronics Corp.	(26,105)	(3,767)
	Fidelity National Information Services Inc.	(25,872)	(3,599)
*	NetScout Systems Inc.	(128,672)	(3,097)
*	Black Knight Inc.	(47,720)	(3,077)
*	ForeScout Technologies Inc.	(88,540)	(2,904)
	Motorola Solutions Inc.	(17,366)	(2,798)
	InterDigital Inc.	(50,510)	(2,752)
*	Fiserv Inc.	(23,801)	(2,752)
*	DocuSign Inc. Class A	(33,278)	(2,466)
*	Elastic NV	(37,872)	(2,435)
*	Lumentum Holdings Inc.	(27,863)	(2,210)
*	F5 Networks Inc.	(15,634)	(2,183)
	MKS Instruments Inc.	(18,879)	(2,077)
*	Aspen Technology Inc.	(15,509)	(1,876)
	Pegasystems Inc.	(19,867)	(1,582)
*	Tyler Technologies Inc.	(4,411)	(1,323)
*	Appfolio Inc.	(8,831)	(971)
*	EchoStar Corp. Class A	(19,788)	(857)
*	Yext Inc.	(49,555)	(715)
*	AMBARELLA INC	(10,764)	(652)
	Monolithic Power Systems Inc.	(3,590)	(639)
	Power Integrations Inc.	(6,388)	(632)
*	Cree Inc.	(13,295)	(614)
*	3D Systems Corp.	(64,187)	(562)
	Methode Electronics Inc.	(14,069)	(554)
	Dolby Laboratories Inc. Class A	(5,749)	(396)
			(91,726)
Materials (-4.3%)
	International Flavors & Fragrances Inc.	(31,961)	(4,124)
*	Coeur Mining Inc.	(504,065)	(4,073)
*	Century Aluminum Co.	(539,214)	(4,052)
*	Ingevity Corp.	(36,920)	(3,226)
	Hecla Mining Co.	(831,445)	(2,818)
	Linde plc	(11,931)	(2,540)
	Mosaic Co.	(96,582)	(2,090)
*	Novagold Resources Inc.	(75,217)	(674)
			(23,597)
Real Estate (-6.1%)
	WP Carey Inc.	(51,344)	(4,110)
	VICI Properties Inc.	(160,511)	(4,101)
	PotlatchDeltic Corp.	(93,518)	(4,047)
	Pebblebrook Hotel Trust	(144,158)	(3,865)
	Cousins Properties Inc.	(82,900)	(3,415)
	Empire State Realty Trust Inc.	(238,817)	(3,334)
*	Redfin Corp.	(152,608)	(3,226)
*	Marcus & Millichap Inc.	(59,728)	(2,225)
	Agree Realty Corp.	(25,873)	(1,815)
	American Assets Trust Inc.	(25,240)	(1,159)
	Washington REIT	(23,753)	(693)
	Seritage Growth Properties Class A	(16,400)	(657)
	SBA Communications Corp. Class A	(2,584)	(623)
	Lamar Advertising Co. Class A	(5,525)	(493)
			(33,763)
Utilities (-3.1%)
	NiSource Inc.	(147,446)	(4,105)
	Dominion Energy Inc.	(49,436)	(4,094)
	CenterPoint Energy Inc.	(145,532)	(3,969)
	Ormat Technologies Inc.	(32,872)	(2,450)
	Consolidated Edison Inc.	(15,682)	(1,419)
	UGI Corp.	(25,387)	(1,146)
			(17,183)
Total Common Stocks Sold Short (Proceeds $503,752)			(535,792)

14

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investment (1.5%)
Money Market Fund (1.5%)
1,2	Vanguard Market Liquidity Fund, 1.816% (Cost $8,379)	83,777	8,379
†,2 Other Assets and Other Liabilities—Net (98.6%)			542,249
Net Assets (100%)			550,153

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, Long Positions, at Value Unaffiliated Issuers			535,317
Affiliated Issuers			8,379
Total Long Positions			543,696
Investment in Vanguard			32
†Cash Segregated for Short Positions			560,432
Receivables for Investment Securities Sold			6,922
Receivables for Accrued Income			573
Receivables for Capital Shares Issued			198
Currency At Value			2
Other Assets			6,943
Total Assets			1,118,798
Liabilities
Securities Sold Short, at Value			535,792
Payables for Investment Securities Purchased			7,252
Collateral for Securities on Loan			8,375
Payables for Capital Shares Redeemed			5,569
Payables to Vanguard			249
Accrued Dividend Expense on Securities Sold Short			620
Other Liabilities			10,788
Total Liabilities			568,645
Net Assets			550,153

At December 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	754,274
Total Distributable Earnings (Loss)	(204,121)
Net Assets	550,153

Investor Shares—Net Assets
Applicable to 40,064,703 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	408,382
Net Asset Value Per Share—Investor Shares	$10.19

Institutional Shares—Net Assets
Applicable to 13,968,105 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	141,771
Net Asset Value Per Share—Institutional Shares	$10.15

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Long security positions with a value of $373,383,000 and cash of $560,432,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,846,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $8,375,000 was received for securities on loan. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Market Neutral Fund

Statement of Operations

Year Ended
December 31, 2019
($000)
Investment Income
Income
Dividends	13,684
Interest[1]	21,743
Securities Lending—Net	480
Total Income	35,907
Expenses
The Vanguard Group—Note B
Investment Advisory Services	963
Management and Administrative—Investor Shares	685
Management and Administrative—Institutional Shares	102
Marketing and Distribution—Investor Shares	104
Marketing and Distribution—Institutional Shares	10
Custodian Fees	67
Auditing Fees	26
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	1
Dividend Expense on Securities Sold Short	13,419
Total Expenses	15,399
Net Investment Income (Loss)	20,508
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[1]	95,853
Investment Securities Sold Short	(61,461)
Foreign Currencies	(1)
Realized Net Gain (Loss)	34,391
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[1]	130,605
Investment Securities Sold Short	(314,998)
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(184,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,494)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $79,000, $3,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Market Neutral Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	20,508	15,439
Realized Net Gain (Loss)	34,391	19,030
Change in Unrealized Appreciation (Depreciation)	(184,393)	(24,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,494)	9,819
Distributions
Net Investment Income
Investor Shares	(15,919)	(11,957)
Institutional Shares	(4,991)	(3,417)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(20,910)	(15,374)
Capital Share Transactions
Investor Shares	(685,147)	(155,618)
Institutional Shares	(168,947)	15,693
Net Increase (Decrease) from Capital Share Transactions	(854,094)	(139,925)
Total Increase (Decrease)	(1,004,498)	(145,480)
Net Assets
Beginning of Period	1,554,651	1,700,131
End of Period	550,153	1,554,651

See accompanying Notes, which are an integral part of the Financial Statements.

17

Market Neutral Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.62	$11.66	$12.39	$12.12	$11.50
Investment Operations
Net Investment Income (Loss)	.206[1]	.108[1]	.111[1]	.050	.002[1]
Net Realized and Unrealized Gain (Loss) on Investments	(1.314)	(.038)	(.717)	.267	.620
Total from Investment Operations	(1.108)	.070	(.606)	.317	.622
Distributions
Dividends from Net Investment Income	(.322)	(.110)	(.124)	(.047)	(.002)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.322)	(.110)	(.124)	(.047)	(.002)
Net Asset Value, End of Period	$10.19	$11.62	$11.66	$12.39	$12.12

Total Return	-9.57%	0.59%	-4.89%	2.62%	5.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$408	$1,209	$1,368	$1,760	$650
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[2,3]	1.46%	1.80%	1.54%	1.60%	1.46%
Net of Dividend and Borrowing Expense on Securities Sold Short	0.20%	0.20%	0.22%	0.22%	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.90%	0.93%	0.94%	0.48%	0.01%
Portfolio Turnover Rate	141%	110%	79%	64%	68%

1 Calculated based on average shares outstanding.

2 Includes dividend expense on securities sold short of 1.26%, 1.60%, 1.32%, 1.38%, and 1.06%, respectively.

3 Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, 0.00%, and 0.15%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Market Neutral Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.57	$11.61	$12.34	$12.07	$11.45
Investment Operations
Net Investment Income (Loss)	.213[1]	.119[1]	.123[1]	.061	.011[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.305)	(.043)	(.719)	.265	.621
Total from Investment Operations	(1.092)	.076	(.596)	.326	.632
Distributions
Dividends from Net Investment Income	(.328)	(.116)	(.134)	(.056)	(.012)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.328)	(.116)	(.134)	(.056)	(.012)
Net Asset Value, End of Period	$10.15	$11.57	$11.61	$12.34	$12.07

Total Return	-9.48%	0.65%	-4.83%	2.70%	5.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$142	$346	$332	$338	$102
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[2,3]	1.40%	1.74%	1.46%	1.52%	1.36%
Net of Dividend and Borrowing Expense on
Securities Sold Short	0.14%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.96%	0.99%	1.02%	0.56%	0.11%
Portfolio Turnover Rate	141%	110%	79%	64%	68%

1 Calculated based on average shares outstanding.

2 Includes dividend expense on securities sold short of 1.26%, 1.60%, 1.32%, 1.38%, and 1.06%, respectively.

3 Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, 0.00%, and 0.15%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. In the absence of a default, the collateral segregated by the fund cannot be repledged, resold or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) in the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

20

Market Neutral Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2019, or at any time during the period then ended.

8. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Market Neutral Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2019, the fund had contributed to Vanguard capital in the amount of $32,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At December 31, 2019, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

22

Market Neutral Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(33)
Total Distributable Earnings (Loss)	33

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and unsettled short sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	717
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(223,478)
Net Unrealized Gains (Losses)	18,828

*	The fund used capital loss carryforwards of $35,222,000 to offset taxable capital gains realized during the year ended December 31, 2019.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and securities sold short based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	492,828
Gross Unrealized Appreciation	137,334
Gross Unrealized Depreciation	(118,506)
Net Unrealized Appreciation (Depreciation)	18,828

23

Market Neutral Fund

E. During the year ended December 31, 2019, the fund purchased $2,973,279,000 of investment securities and sold $2,820,782,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $845,746,000 and $2,222,475,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	143,089	13,108	406,078	34,392
Issued in Lieu of Cash Distributions	14,208	1,375	10,168	873
Redeemed	(842,444)	(78,478)	(571,864)	(48,521)
Net Increase (Decrease)—Investor Shares	(685,147)	(63,995)	(155,618)	(13,256)
Institutional Shares
Issued	46,192	4,228	129,075	10,942
Issued in Lieu of Cash Distributions	3,397	329	2,788	240
Redeemed	(218,536)	(20,483)	(116,170)	(9,906)
Net Increase (Decrease)—Institutional Shares	(168,947)	(15,926)	15,693	1,276

At December 31, 2019, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2019, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Montgomery Funds and Shareholders of Vanguard Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2019 tax information (unaudited) for Vanguard Market Neutral Fund

This information for the fiscal year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $11,729,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $1,980,000 of qualified business income to shareholders during the fiscal year.

For corporate shareholders, 51.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019– present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6340 022020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2019: $26,000
Fiscal Year Ended December 31, 2018: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2019: $9,568,215
Fiscal Year Ended December 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2019: $3,012,031
Fiscal Year Ended December 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2019: $357,238
Fiscal Year Ended December 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2019: $0
Fiscal Year Ended December 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2019: $357,238
Fiscal Year Ended December 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: February 19, 2020

VANGUARD MONTGOMERY FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: February 19, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.